Exhibit 99.2

BB&T Corporation

Quarterly Performance Summary

Third Quarter 2009

BB&T Corporation Quarterly Performance Summary Table of Contents

BB&T Corporation Financial Highlights (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended						Year-to-Date
	September 30%						September 30%
	2009		2008		Change		2009		2008		Change
Summary Income Statement
Interest income	$1,776		$1,821		(2.5	) %	$5,155		$5,556		(7.2	) %
Interest expense	509		712		(28.5)		1,547		2,323		(33.4)
Net interest income - taxable equivalent	1,267		1,109		14.2		3,608		3,233		11.6
Less: Taxable-equivalent adjustment	30		21		42.9		87		60		45.0
Net interest income	1,237		1,088		13.7		3,521		3,173		11.0
Provision for credit losses	709		364		94.8		2,086		917		127.5
Net interest income after provision for credit losses	528		724		(27.1)		1,435		2,256		(36.4)
Noninterest income	940		792		18.7		2,964		2,390		24.0
Noninterest expense	1,320		1,005		31.3		3,570		2,899		23.1
Income before income taxes	148		511		(71.0)		829		1,747		(52.5)
Provision for income taxes	(9)		149		(106.0)		146		525		(72.2)
Net income	157		362		(56.6)		683		1,222		(44.1)
Noncontrolling interest	5		4		25.0		15		8		87.5
Dividends and accretion on preferred stock	-		-		-		124		-		100.0
Net income available to common shareholders	152		358		(57.5)		544		1,214		(55.2)
Per Common Share Data
Earnings
Basic	$.23		$.65		(64.6	) %	$.89		$2.22		(59.9	) %
Diluted	.23		.65		(64.6)		.88		2.20		(60.0)
Cash dividends paid	.15		.47		(68.1)		1.09		1.39		(21.6)
Book value	23.41		23.42		(0.0)		23.41		23.42		(0.0)
Tangible book value (1)	14.10		13.81		2.1		14.10		13.81		2.1

End of period shares outstanding (in thousands)	687,446		552,259		24.5		687,446		552,259		24.5
Weighted average shares (in thousands)
Basic	665,408		549,761		21.0		609,698		547,543		11.4
Diluted	672,457		553,544		21.5		615,307		551,144		11.6
Performance Ratios
Return on average assets	.40%		1.05%				.60%		1.21%
Return on average common shareholders' equity	3.90		10.86				5.09		12.46
Net interest margin - taxable equivalent	3.68		3.66				3.61		3.61
Fee income ratio (2)	41.8		41.4				43.4		40.9
Efficiency ratio (2)	52.0		50.4				50.2		51.3
Credit Quality (including covered loans and foreclosed property)
Nonperforming assets	$4,103		$1,638				$4,103		$1,638
Nonperforming assets as a percentage of:
Total assets	2.48%		1.20%				2.48%		1.20%
Loans and leases plus foreclosed property	3.78		1.69				3.78		1.69
Net charge-offs as a percentage of average
loans and leases	1.71		1.00				1.70		.76
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.29		1.45				2.29		1.45
Ratio of allowance for loan and lease losses to
nonperforming loans and leases	.92	X	1.15	X			.92	X	1.15	X
Average Balances
Total assets	$157,451		$136,933		15.0%		$151,969		$135,311		12.3%
Investment securities	32,599		24,083		35.4		31,503		23,800		32.4
Loans and leases	103,334		95,943		7.7		100,892		94,514		6.7
Deposits	107,310		90,021		19.2		98,592		87,772		12.3
Client deposits	96,349		80,236		20.1		88,848		78,065		13.8
Shareholders' equity	15,537		13,176		17.9		16,206		13,052		24.2
Period-End Balances
Total assets	$165,328		$137,041		20.6%		$165,328		$137,041		20.6%
Investment securities	34,819		21,082		65.2		34,819		21,082		65.2
Loans and leases	107,027		96,682		10.7		107,027		96,682		10.7
Deposits	114,510		88,387		29.6		114,510		88,387		29.6
Client deposits	103,725		80,028		29.6		103,725		80,028		29.6
Shareholders' equity	16,142		12,980		24.4		16,142		12,980		24.4
Capital Ratios (3)
Risk-based
Tier 1	11.1%		9.4%				11.1%		9.4%
Total	15.6		14.4				15.6		14.4
Leverage	8.5		7.6				8.5		7.6
Tangible common equity (1)	6.1		5.8				6.1		5.8
Tier 1 common equity to risk-weighted assets (1)	8.4		7.2				8.4		7.2

Note: Applicable ratios are annualized.
(1)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 18 of this supplement.
(2)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets and other selected items as detailed on page 20 of this supplement. See Non-GAAP reconciliations.
(3)	Current quarter regulatory capital information is preliminary.

BB&T Corporation Financial Highlights - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Sept. 30		June 30		March 31		Dec. 31		Sept. 30
	2009		2009		2009		2008		2008
Summary Income Statement
Interest income	$1,776		$1,670		$1,709		$1,757		$1,821
Interest expense	509		503		535		669		712
Net interest income - taxable equivalent	1,267		1,167		1,174		1,088		1,109
Less: Taxable-equivalent adjustment	30		29		28		23		21
Net interest income	1,237		1,138		1,146		1,065		1,088
Provision for credit losses	709		701		676		528		364
Net interest income after provision for credit losses	528		437		470		537		724
Noninterest income	940		993		1,031		807		792
Noninterest expense	1,320		1,181		1,069		1,012		1,005
Income before income taxes	148		249		432		332		511
Provision for income taxes	(9)		41		114		25		149
Net income	157		208		318		307		362
Noncontrolling interest	5		4		6		2		4
Dividends and accretion on preferred stock	-		83		41		21		-
Net income available to common shareholders	152		121		271		284		358
Per Common Share Data
Earnings
Basic	$.23		$.20		$.48		$.51		$.65
Diluted	.23		.20		.48		.51		.65
Cash dividends paid	.15		.47		.47		.47		.47
Book value	23.41		22.76		23.29		23.16		23.42
Tangible book value (1)	14.10		14.74		13.93		13.87		13.81

End of period shares outstanding (in thousands)	687,446		648,068		560,563		559,248		552,259
Weighted average shares (in thousands)
Basic	665,408		602,726		559,801		552,732		549,761
Diluted	672,457		608,797		563,566		556,746		553,544
Performance Ratios
Return on average assets	.40%		.56%		.86%		.86%		1.05%
Return on average common shareholders' equity	3.90		3.43		8.29		8.47		10.86
Net interest margin - taxable equivalent (2)	3.68		3.56		3.57		3.47		3.66
Fee income ratio (3)	41.8		45.5		42.9		39.9		41.4
Efficiency ratio (3)	52.0		49.8		48.7		49.8		50.4
Credit Quality (including covered loans and
foreclosed property)
Nonperforming assets	$4,103		$3,340		$2,750		$2,030		$1,638
Nonperforming assets as a percentage of:
Total assets	2.48%		2.19%		1.92%		1.34%		1.20%
Loans and leases plus foreclosed property	3.78		3.29		2.72		2.04		1.69
Net charge-offs as a percentage of average
loans and leases	1.71		1.81		1.58		1.29		1.00
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.29		2.19		1.94		1.62		1.45
Ratio of allowance for loan and lease losses to
nonperforming loans and leases	.92	X	1.01	X	1.08	X	1.11	X	1.15	X
Average Balances
Total assets	$157,451		$148,496		$149,876		$141,555		$136,933
Investment securities	32,599		30,468		31,427		26,573		24,083
Loans and leases	103,334		99,577		99,724		97,224		95,943
Deposits	107,310		94,385		93,934		91,986		90,021
Client deposits	96,349		85,927		84,133		81,868		80,236
Shareholders' equity	15,537		16,683		16,406		14,967		13,176
Period-End Balances
Total assets	$165,328		$152,398		$143,425		$152,015		$137,041
Investment securities	34,819		31,555		19,489		33,219		21,082
Loans and leases	107,027		100,334		100,239		98,669		96,682
Deposits	114,510		102,164		90,617		98,613		88,387
Client deposits	103,725		88,339		84,292		83,575		80,028
Shareholders' equity	16,142		14,792		16,182		16,081		12,980
Capital Ratios (4)
Risk-based
Tier 1	11.1%		10.6%		12.1%		12.3%		9.4%
Total	15.6		15.2		17.1		17.4		14.4
Leverage	8.5		8.5		9.4		9.9		7.6
Tangible common equity (1)	6.1		6.5		5.6		5.3		5.8
Tier 1 common equity to risk-weighted assets (1)	8.4		8.4		7.0		7.1		7.2

Note: Applicable ratios are annualized.
(1)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 18 of this supplement.
(2)	The net interest margin for the fourth quarter of 2008 was 3.68% excluding the $67 million charge related to the leveraged lease settlement.
(3)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets and other selected items as detailed on page 20 of this supplement. See Non-GAAP reconciliations.
(4)	Current quarter regulatory capital information is preliminary.

BB&T Corporation Consolidated Statements of Income (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended					Year-to-Date
	September 30		Change			September 30		Change
	2009	2008	$	%		2009	2008	$	%

Interest Income
Interest and fees on loans and leases	$1,414	$1,499	$(85)	(5.7	) %	$4,072	$4,595	$(523)	(11.4	) %
Interest and dividends on securities	329	287	42	14.6		986	859	127	14.8
Interest on other earning assets	2	7	(5)	(71.4)		6	24	(18)	(75.0)
Total interest income	1,745	1,793	(48)	(2.7)		5,064	5,478	(414)	(7.6)

Interest Expense
Interest on deposits	311	449	(138)	(30.7)		977	1,468	(491)	(33.4)
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	11	48	(37)	(77.1)		51	195	(144)	(73.8)
Interest on long-term debt	186	208	(22)	(10.6)		515	642	(127)	(19.8)
Total interest expense	508	705	(197)	(27.9)		1,543	2,305	(762)	(33.1)

Net interest income	1,237	1,088	149	13.7		3,521	3,173	348	11.0
Provision for credit losses	709	364	345	94.8		2,086	917	1,169	127.5
Net interest income after provision for credit losses	528	724	(196)	(27.1)		1,435	2,256	(821)	(36.4)

Noninterest income
Insurance income	254	232	22	9.5		787	681	106	15.6
Service charges on deposits	180	176	4	2.3		504	502	2	0.4
Investment banking brokerage fees and commissions	89	84	5	6.0		263	258	5	1.9
Mortgage banking income	144	83	61	73.5		516	199	317	159.3
Checkcard fees	59	52	7	13.5		165	151	14	9.3
Other nondeposit fees and commissions	59	47	12	25.5		165	140	25	17.9
Trust and investment advisory revenues	36	37	(1)	(2.7)		101	115	(14)	(12.2)
Bankcard fees and merchant discounts	41	38	3	7.9		115	113	2	1.8
Income from bank-owned life insurance	24	24	-	-		72	62	10	16.1
Securities gains, net	31	13	18	138.5		200	66	134	NM
Other income	23	6	17	NM		76	103	(27)	(26.2)
Total noninterest income	940	792	148	18.7		2,964	2,390	574	24.0

Noninterest Expense
Personnel expense	644	552	92	16.7		1,867	1,664	203	12.2
Occupancy and equipment expense	149	127	22	17.3		406	374	32	8.6
Professional services	68	55	13	23.6		185	140	45	32.1
Foreclosed property expense	118	22	96	NM		214	52	162	NM
Regulatory charges	44	8	36	NM		183	17	166	NM
Loan processing expense	38	32	6	18.8		101	96	5	5.2
Amortization of intangibles	29	25	4	16.0		78	77	1	1.3
Merger-related and restructuring charges, net	18	5	13	NM		29	11	18	163.6
Other expenses	212	179	33	18.4		507	468	39	8.3
Total noninterest expense	1,320	1,005	315	31.3		3,570	2,899	671	23.1

Earnings
Income before income taxes	148	511	(363)	(71.0)		829	1,747	(918)	(52.5)
Provision for income taxes	(9)	149	(158)	(106.0)		146	525	(379)	(72.2)
Net Income	157	362	(205)	(56.6)		683	1,222	(539)	(44.1)

Noncontrolling interest	5	4	1	25.0		15	8	7	87.5
Dividends and accretion on preferred stock	-	-	-	-		124	-	124	100.0
Net income available to common shareholders	$152	$358	$(206)	(57.5)		$544	$1,214	$(670)	(55.2	) %

Earnings Per Common Share
Basic	$.23	$.65	$(0.42)	(64.6	) %	$.89	$2.22	$(1.33)	(59.9	) %
Diluted	.23	.65	(0.42)	(64.6)		.88	2.20	(1.32)	(60.0)

Weighted Average Shares Outstanding
Basic	665,408	549,761	115,647	21.0		609,698	547,543	62,155	11.4
Diluted	672,457	553,544	118,913	21.5		615,307	551,144	64,163	11.6
NM - not meaningful.

BB&T Corporation Consolidated Statements of Income - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2009	2009	2009	2008	2008

Interest Income
Interest and fees on loans and leases	$1,414	$1,336	$1,322	$1,408	$1,499
Interest and dividends on securities	329	302	355	317	287
Interest on other earning assets	2	2	2	4	7
Total interest income	1,745	1,640	1,679	1,729	1,793

Interest Expense
Interest on deposits	311	320	346	423	449
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	11	17	23	40	48
Interest on long-term debt	186	165	164	201	208
Total interest expense	508	502	533	664	705

Net interest income	1,237	1,138	1,146	1,065	1,088
Provision for credit losses	709	701	676	528	364
Net interest income after provision for credit losses	528	437	470	537	724

Noninterest income
Insurance income	254	281	252	247	232
Service charges on deposits	180	168	156	171	176
Investment banking brokerage fees and commissions	89	92	82	96	84
Mortgage banking income	144	184	188	76	83
Checkcard fees	59	57	49	50	52
Other nondeposit fees and commissions	59	53	53	49	47
Trust and investment advisory revenues	36	33	32	32	37
Bankcard fees and merchant discounts	41	39	35	38	38
Income from bank-owned life insurance	24	25	23	22	24
Securities gains, net	31	19	150	41	13
Other income (loss)	23	42	11	(15)	6
Total noninterest income	940	993	1,031	807	792

Noninterest Expense
Personnel expense	644	623	600	537	552
Occupancy and equipment expense	149	128	129	135	127
Professional services	68	64	53	64	55
Foreclosed property expense	118	60	36	27	22
Regulatory charges	44	106	33	13	8
Loan processing expense	38	34	29	29	32
Amortization of intangibles	29	24	25	23	25
Merger-related and restructuring charges, net	18	(1)	12	4	5
Other expenses	212	143	152	180	179
Total noninterest expense	1,320	1,181	1,069	1,012	1,005

Earnings
Income before income taxes	148	249	432	332	511
Provision for income taxes	(9)	41	114	25	149
Net Income	157	208	318	307	362

Noncontrolling interest	5	4	6	2	4
Dividends and accretion on preferred stock	-	83	41	21	-
Net income available to common shareholders	$152	$121	$271	$284	$358

Earnings Per Common Share
Basic	$.23	$.20	$.48	$.51	$.65
Diluted	.23	.20	.48	.51	.65

Weighted Average Shares Outstanding
Basic	665,408	602,726	559,801	552,732	549,761
Diluted	672,457	608,797	563,566	556,746	553,544

BB&T Corporation Consolidated Balance Sheets (Dollars in millions)

	As of September 30,		Change
	2009	2008	$	%

Assets
Cash and due from banks	$1,292	$1,675	$(383)	(22.9	) %
Interest-bearing deposits with banks	579	420	159	37.9
Federal funds sold and securities purchased under
resale agreements or similar arrangements	520	297	223	75.1
Segregated cash due from banks	286	307	(21)	(6.8)
Trading securities at fair value	686	548	138	25.2
Securities available for sale at fair value (Includes $1,176
covered by FDIC loss share at September 30, 2009)	34,133	20,534	13,599	66.2
Loans and leases:
Commercial loans and leases	49,591	48,694	897	1.8
Direct retail loans	14,482	15,569	(1,087)	(7.0)
Sales finance loans	6,493	6,314	179	2.8
Revolving credit loans	1,929	1,718	211	12.3
Mortgage loans	15,463	17,259	(1,796)	(10.4)
Specialized lending	7,497	5,709	1,788	31.3
Other acquired loans	141	-	141	100.0
Total loans and leases held for investment (excluding
covered loans)	95,596	95,263	333	0.3
Covered loans	8,305	-	8,305	100.0
Total loans and leases held for investment	103,901	95,263	8,638	9.1

Loans held for sale	3,126	1,419	1,707	120.3
Total loans and leases	107,027	96,682	10,345	10.7
Allowance for loan and lease losses	(2,379)	(1,377)	(1,002)	72.8
FDIC loss share receivable	3,336	-	3,336	100.0
Premises and equipment	1,591	1,557	34	2.2
Goodwill	6,183	5,340	843	15.8
Core deposit and other intangible assets	645	507	138	27.2
Residential mortgage servicing rights at fair value	639	601	38	6.3
Other assets (Includes $182 of foreclosed property and other
assets covered by FDIC loss share at September 30, 2009)	10,790	9,950	840	8.4
Total assets	$165,328	$137,041	$28,287	20.6%

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$18,673	$13,534	$5,139	38.0%
Interest checking	3,621	2,189	1,432	65.4
Other client deposits	48,878	37,786	11,092	29.4
Client certificates of deposit	32,553	26,519	6,034	22.8
Total client deposits	103,725	80,028	23,697	29.6

Other interest-bearing deposits	10,785	8,359	2,426	29.0
Total deposits	114,510	88,387	26,123	29.6
Fed funds purchased, repos and other borrowings	8,357	10,075	(1,718)	(17.1)
Long-term debt	21,317	21,337	(20)	(0.1)
Other liabilities	5,002	4,262	740	17.4
Total liabilities	149,186	124,061	25,125	20.3
Shareholders' equity:
Common stock	3,437	2,761	676	24.5
Additional paid-in capital	5,563	3,278	2,285	69.7
Retained earnings	7,458	7,357	101	1.4
Noncontrolling interest	48	45	3	6.7
Accumulated other comprehensive loss	(364)	(461)	97	(21.0)
Total shareholders' equity	16,142	12,980	3,162	24.4
Total liabilities and shareholders' equity	$165,328	$137,041	$28,287	20.6%

BB&T Corporation Consolidated Balance Sheets - Five Quarter Trend (Dollars in millions)

	As of
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2009	2009	2009	2008	2008

Assets
Cash and due from banks	$1,292	$1,571	$1,188	$1,639	$1,675
Interest-bearing deposits with banks	579	416	511	751	420
Federal funds sold and securities purchased under
resale agreements or similar arrangements	520	247	301	350	297
Segregated cash due from banks	286	267	283	379	307
Trading securities at fair value	686	522	481	376	548
Securities available for sale at fair value (Includes $1,176
covered by FDIC loss share at September 30, 2009)	34,133	31,033	19,008	32,843	20,534
Loans and leases:
Commercial loans and leases	49,591	50,364	50,392	50,480	48,694
Direct retail loans	14,482	14,577	15,000	15,454	15,569
Sales finance loans	6,493	6,536	6,275	6,354	6,314
Revolving credit loans	1,929	1,843	1,760	1,777	1,718
Mortgage loans	15,463	15,639	16,336	17,091	17,259
Specialized lending	7,497	7,393	6,678	6,089	5,709
Other acquired loans	141	-	-	-	-
Total loans and leases held for investment (excluding
covered loans)	95,596	96,352	96,441	97,245	95,263
Covered loans	8,305	-	-	-	-
Total loans and leases held for investment	103,901	96,352	96,441	97,245	95,263

Loans held for sale	3,126	3,982	3,798	1,424	1,419
Total loans and leases	107,027	100,334	100,239	98,669	96,682
Allowance for loan and lease losses	(2,379)	(2,110)	(1,869)	(1,574)	(1,377)
FDIC loss share receivable	3,336	-	-	-	-
Premises and equipment	1,591	1,577	1,583	1,580	1,557
Goodwill	6,183	5,491	5,492	5,483	5,340
Core deposit and other intangible assets	645	497	521	542	507
Residential mortgage servicing rights at fair value	639	615	365	370	601
Other assets (Includes $182 of foreclosed property and other
assets covered by FDIC loss share at September 30, 2009)	10,790	11,938	15,322	10,607	9,950
Total assets	$165,328	$152,398	$143,425	$152,015	$137,041

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$18,673	$16,054	$14,766	$13,649	$13,534
Interest checking	3,621	3,181	2,401	2,576	2,189
Other client deposits	48,878	43,632	40,604	39,413	37,786
Client certificates of deposit	32,553	25,472	26,521	27,937	26,519
Total client deposits	103,725	88,339	84,292	83,575	80,028

Other interest-bearing deposits	10,785	13,825	6,325	15,038	8,359
Total deposits	114,510	102,164	90,617	98,613	88,387
Fed funds purchased, repos and other borrowings	8,357	12,631	13,721	10,788	10,075
Long-term debt	21,317	18,110	17,955	18,032	21,337
Other liabilities	5,002	4,701	4,950	8,501	4,262
Total liabilities	149,186	137,606	127,243	135,934	124,061
Shareholders' equity:
Preferred stock	-	-	3,085	3,082	-
Common stock	3,437	3,240	2,803	2,796	2,761
Additional paid-in capital	5,563	4,828	3,547	3,510	3,278
Retained earnings	7,458	7,409	7,385	7,381	7,357
Noncontrolling interest	48	45	45	44	45
Accumulated other comprehensive loss	(364)	(730)	(683)	(732)	(461)
Total shareholders' equity	16,142	14,792	16,182	16,081	12,980
Total liabilities and shareholders' equity	$165,328	$152,398	$143,425	$152,015	$137,041

BB&T Corporation Average Balance Sheets (Dollars in millions)

	Quarter Ended					Year-to-Date
	September 30		Change			September 30		Change
	2009	2008	$	%		2009	2008	$	%
Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,180	$3,619	$(2,439)	(67.4	) %	$1,144	$5,560	$(4,416)	(79.4	) %
Mortgage-backed securities issued by GSE	25,892	15,186	10,706	70.5		25,111	12,990	12,121	93.3
States and political subdivisions	2,190	2,070	120	5.8		2,243	1,739	504	29.0
Non-agency mortgage-backed securities	1,411	1,615	(204)	(12.6)		1,477	1,661	(184)	(11.1)
Other securities	822	1,068	(246)	(23.0)		849	1,190	(341)	(28.7)
Trading securities	518	525	(7)	(1.3)		482	660	(178)	(27.0)
Covered securities	586	-	586	100.0		197	-	197	100.0
Total securities	32,599	24,083	8,516	35.4		31,503	23,800	7,703	32.4

Other earning assets	1,243	975	268	27.5		1,177	1,096	81	7.4
Loans and leases
Commercial loans and leases	49,916	48,125	1,791	3.7		50,294	46,929	3,365	7.2
Direct retail loans	14,507	15,595	(1,088)	(7.0)		14,849	15,606	(757)	(4.9)
Sales finance loans	6,528	6,292	236	3.8		6,391	6,171	220	3.6
Revolving credit loans	1,886	1,688	198	11.7		1,819	1,639	180	11.0
Mortgage loans	15,515	17,279	(1,764)	(10.2)		16,088	17,371	(1,283)	(7.4)
Specialized lending	7,542	5,648	1,894	33.5		7,009	5,417	1,592	29.4
Other acquired loans	75	-	75	100.0		25	-	25	100.0
Total loans and leases held for investment
(excluding covered loans)	95,969	94,627	1,342	1.4		96,475	93,133	3,342	3.6
Covered loans	4,380	-	4,380	100.0		1,476	-	1,476	100.0
Total loans and leases held for investment	100,349	94,627	5,722	6.0		97,951	93,133	4,818	5.2

Loans held for sale	2,985	1,316	1,669	126.8		2,941	1,381	1,560	113.0
Total loans and leases	103,334	95,943	7,391	7.7		100,892	94,514	6,378	6.7

Total earning assets	137,176	121,001	16,175	13.4		133,572	119,410	14,162	11.9

Non-earning assets	20,275	15,932	4,343	27.3		18,397	15,901	2,496	15.7
Total assets	$157,451	$136,933	$20,518	15.0%		$151,969	$135,311	$16,658	12.3%

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	17,389	13,181	$4,208	31.9%		$15,566	$12,981	$2,585	19.9%
Interest checking	2,762	2,369	393	16.6		2,632	2,412	220	9.1
Other client deposits	47,046	38,369	8,677	22.6		43,248	35,965	7,283	20.3
Client certificates of deposit	29,152	26,317	2,835	10.8		27,402	26,707	695	2.6
Total client deposits	96,349	80,236	16,113	20.1		88,848	78,065	10,783	13.8
Other interest-bearing deposits	10,961	9,785	1,176	12.0		9,744	9,707	37	0.4
Total deposits	107,310	90,021	17,289	19.2		98,592	87,772	10,820	12.3

Fed funds purchased, repos and other borrowings	9,964	8,915	1,049	11.8		13,808	10,004	3,804	38.0
Long-term debt	19,867	20,770	(903)	(4.3)		18,362	20,557	(2,195)	(10.7)
Other liabilities	4,773	4,051	722	17.8		5,001	3,926	1,075	27.4
Total liabilities	141,914	123,757	18,157	14.7		135,763	122,259	13,504	11.0

Shareholders' equity	15,537	13,176	2,361	17.9		16,206	13,052	3,154	24.2

Total liabilities and shareholders' equity	$157,451	$136,933	$20,518	15.0%		$151,969	$135,311	$16,658	12.3%

BB&T Corporation Average Balance Sheets - Five Quarter Trend (Dollars in millions)

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2009	2009	2009	2008	2008
Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,180	$1,170	$1,080	$1,497	$3,619
Mortgage-backed securities issued by GSE	25,892	24,295	25,137	19,826	15,186
States and political subdivisions	2,190	2,259	2,282	2,146	2,070
Non-agency mortgage-backed securities	1,411	1,475	1,543	1,583	1,615
Other securities	822	791	937	982	1,068
Trading securities	518	478	448	539	525
Covered securities	586	-	-	-	-
Total securities	32,599	30,468	31,427	26,573	24,083

Other earning assets	1,243	1,111	1,180	1,347	975
Loans and leases
Commercial loans and leases	49,916	50,342	50,630	49,428	48,125
Direct retail loans	14,507	14,785	15,263	15,501	15,595
Sales finance loans	6,528	6,302	6,342	6,352	6,292
Revolving credit loans	1,886	1,802	1,767	1,737	1,688
Mortgage loans	15,515	16,002	16,759	17,198	17,279
Specialized lending	7,542	6,985	6,490	5,781	5,648
Other acquired loans	75	-	-	-	-
Total loans and leases held for investment (excluding
covered loans)	95,969	96,218	97,251	95,997	94,627
Covered loans	4,380	-	-	-	-
Total loans and leases held for investment	100,349	96,218	97,251	95,997	94,627

Loans held for sale	2,985	3,359	2,473	1,227	1,316
Total loans and leases	103,334	99,577	99,724	97,224	95,943

Total earning assets	137,176	131,156	132,331	125,144	121,001

Non-earning assets	20,275	17,340	17,545	16,411	15,932
Total assets	$157,451	$148,496	$149,876	$141,555	$136,933

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$17,389	$15,443	$13,828	$13,298	$13,181
Interest checking	2,762	2,670	2,461	2,270	2,369
Other client deposits	47,046	41,926	40,701	38,791	38,369
Client certificates of deposit	29,152	25,888	27,143	27,509	26,317
Total client deposits	96,349	85,927	84,133	81,868	80,236
Other interest-bearing deposits	10,961	8,458	9,801	10,118	9,785
Total deposits	107,310	94,385	93,934	91,986	90,021

Fed funds purchased, repos and other borrowings	9,964	14,732	16,804	12,296	8,915
Long-term debt	19,867	17,755	17,436	17,700	20,770
Other liabilities	4,773	4,941	5,296	4,606	4,051
Total liabilities	141,914	131,813	133,470	126,588	123,757

Shareholders' equity	15,537	16,683	16,406	14,967	13,176

Total liabilities and shareholders' equity	$157,451	$148,496	$149,876	$141,555	$136,933

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	September 30, 2009			June 30, 2009
		Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,180	$12	3.77%	$1,170	$11	4.02%
Mortgage-backed securities issued by GSE	25,892	256	3.97	24,295	246	4.04
States and political subdivisions	2,190	31	5.52	2,259	32	5.76
Non-agency mortgage-backed securities	1,411	20	5.81	1,475	22	5.83
Other securities	822	3	1.33	791	3	1.46
Trading securities	518	1	1.48	478	3	2.27
Covered securities	586	17	11.46	-	-	-
Total securities	32,599	340	4.18	30,468	317	4.16

Other earning assets	1,243	2.51		1,111	2.74
Loans and leases
Commercial loans and leases	49,916	540	4.29	50,342	534	4.25
Direct retail loans	14,507	199	5.43	14,785	200	5.44
Sales finance loans	6,528	107	6.49	6,302	102	6.45
Revolving credit loans	1,886	45	9.44	1,802	43	9.45
Mortgage loans	15,515	222	5.72	16,002	230	5.75
Specialized lending	7,542	211	11.15	6,985	203	11.64
Other acquired loans	75	2	10.46	-	-	-
Total loans and leases held for investment (excluding
covered loans)	95,969	1,326	5.49	96,218	1,312	5.46
Covered loans	4,380	71	6.45	-	-	-
Total loans and leases held for investment	100,349	1,397	5.53	96,218	1,312	5.46
Loans held for sale	2,985	37	4.94	3,359	39	4.70
Total loans and leases	103,334	1,434	5.52	99,577	1,351	5.44

Total earning assets	137,176	1,776	5.15	131,156	1,670	5.10

Non-earning assets	20,275			17,340
Total assets	$157,451			$148,496

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$2,762	3.42		$2,670	2.34
Other client deposits	47,046	102.86		41,926	93.89
Client certificates of deposit	29,152	177	2.41	25,888	196	3.03
Other interest-bearing deposits	10,961	29	1.05	8,458	29	1.37
Total interest-bearing deposits	89,921	311	1.37	78,942	320	1.63

Fed funds purchased, repos and other borrowings	9,964	12.48		14,732	19.52
Long-term debt	19,867	186	3.73	17,755	164	3.70
Total interest-bearing liabilities	119,752	509	1.69	111,429	503	1.81

Noninterest-bearing deposits	17,389			15,443
Other liabilities	4,773			4,941
Shareholders' equity	15,537			16,683
Total liabilities and shareholders' equity	$157,451			$148,496

Average interest-rate spread			3.46			3.29

Net interest income/ net interest margin		$1,267	3.68%		$1,167	3.56%

Taxable-equivalent adjustment		$30			$29

(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	March 31, 2009			December 31, 2008			September 30, 2008
		Interest			Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,080	$12	4.31%	$1,497	$17	4.34%	$3,619	$46	5.08%
Mortgage-backed securities issued by GSE	25,137	295	4.69	19,826	248	5.01	15,186	186	4.89
States and political subdivisions	2,282	34	5.94	2,146	34	6.48	2,070	33	6.40
Non-agency mortgage-backed securities	1,543	22	5.83	1,583	23	5.81	1,615	23	5.82
Other securities	937	5	2.30	982	7	2.94	1,068	11	3.88
Trading securities	448	3	2.51	539	3	2.19	525	4	2.99
Covered securities	-	-	-	-	-	-	-	-	-
Total securities	31,427	371	4.73	26,573	332	5.00	24,083	303	5.03

Other earning assets	1,180	2.74		1,347	4	1.33	975	7	2.61
Loans and leases
Commercial loans and leases	50,630	511	4.09	49,428	574	4.61	48,125	656	5.42
Direct retail loans	15,263	212	5.62	15,501	239	6.11	15,595	248	6.35
Sales finance loans	6,342	101	6.48	6,352	106	6.61	6,292	104	6.57
Revolving credit loans	1,767	43	9.89	1,737	46	10.49	1,688	45	10.72
Mortgage loans	16,759	246	5.88	17,198	255	5.95	17,279	259	6.00
Specialized lending	6,490	193	12.00	5,781	182	12.56	5,648	179	12.63
Other acquired loans	-	-	-	-	-	-	-	-	-
Total loans and leases held for investment (excluding
covered loans)	97,251	1,306	5.43	95,997	1,402	5.81	94,627	1,491	6.28
Covered loans	-	-	-	-	-	-	-	-	-
Total loans and leases held for investment	97,251	1,306	5.43	95,997	1,402	5.81	94,627	1,491	6.28
Loans held for sale	2,473	30	4.77	1,227	19	6.04	1,316	20	6.09
Total loans and leases	99,724	1,336	5.41	97,224	1,421	5.82	95,943	1,511	6.28

Total earning assets	132,331	1,709	5.21	125,144	1,757	5.59	121,001	1,821	6.00

Non-earning assets	17,545			16,411			15,932
Total assets	$149,876			$141,555			$136,933

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$2,461	2.35		$2,270	4.74		$2,369	8	1.32
Other client deposits	40,701	97.97		38,791	137	1.41	38,369	157	1.62
Client certificates of deposit	27,143	209	3.13	27,509	227	3.28	26,317	220	3.33
Other interest-bearing deposits	9,801	38	1.55	10,118	55	2.13	9,785	64	2.61
Total interest-bearing deposits	80,106	346	1.75	78,688	423	2.14	76,840	449	2.32

Fed funds purchased, repos and other borrowings	16,804	24.59		12,296	45	1.47	8,915	55	2.44
Long-term debt	17,436	165	3.81	17,700	201	4.52	20,770	208	4.00
Total interest-bearing liabilities	114,346	535	1.90	108,684	669	2.45	106,525	712	2.66

Noninterest-bearing deposits	13,828			13,298			13,181
Other liabilities	5,296			4,606			4,051
Shareholders' equity	16,406			14,967			13,176
Total liabilities and shareholders' equity	$149,876			$141,555			$136,933

Average interest-rate spread			3.31			3.14			3.34

Net interest income/ net interest margin (3)		$1,174	3.57%		$1,088	3.47%		$1,109	3.66%

Taxable-equivalent adjustment		$28			$23			$21

(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	The net interest margin for the fourth quarter of 2008 was 3.68% excluding the $67 million charge related to the leveraged lease settlement.

BB&T Corporation Average Balances and Rates - Year-To-Date (Dollars in millions)

	Year-to-Date
	September 30, 2009			September 30, 2008
		Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,144	$35	4.02%	$5,560	$204	4.90%
Mortgage-backed securities issued by GSE	25,111	797	4.23	12,990	479	4.92
States and political subdivisions	2,243	97	5.75	1,739	82	6.26
Non-agency mortgage-backed securities	1,477	64	5.82	1,661	72	5.81
Other securities	849	11	1.73	1,190	47	5.21
Trading securities	482	7	2.06	660	21	4.24
Covered securities	197	17	11.33	-	-	-
Total securities	31,503	1,028	4.35	23,800	905	5.07

Other earning assets	1,177	6.66		1,096	24	2.88
Loans and leases
Commercial loans and leases	50,294	1,585	4.21	46,929	2,043	5.81
Direct retail loans	14,849	611	5.50	15,606	769	6.59
Sales finance loans	6,391	310	6.47	6,171	306	6.63
Revolving credit loans	1,819	131	9.59	1,639	136	11.11
Mortgage loans	16,088	698	5.79	17,371	784	6.02
Specialized lending	7,009	607	11.57	5,417	528	13.01
Other acquired loans	25	2	10.46	-	-	-
Total loans and leases held for investment (excluding
covered loans)	96,475	3,944	5.46	93,133	4,566	6.55
Covered loans	1,476	71	6.45	-	-	-
Total loans and leases held for investment	97,951	4,015	5.48	93,133	4,566	6.55
Loans held for sale	2,941	106	4.80	1,381	61	5.89
Total loans and leases	100,892	4,121	5.46	94,514	4,627	6.54

Total earning assets	133,572	5,155	5.15	119,410	5,556	6.21

Non-earning assets	18,397			15,901
Total assets	$151,969			$135,311

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$2,632	7.37		$2,412	24	1.33
Other client deposits	43,248	292.90		35,965	475	1.76
Client certificates of deposit	27,402	582	2.84	26,707	758	3.79
Other interest-bearing deposits	9,744	96	1.31	9,707	211	2.91
Total interest-bearing deposits	83,026	977	1.57	74,791	1,468	2.62

Fed funds purchased, repos and other borrowings	13,808	55.54		10,004	213	2.84
Long-term debt	18,362	515	3.74	20,557	642	4.17
Total interest-bearing liabilities	115,196	1,547	1.79	105,352	2,323	2.94

Noninterest-bearing deposits	15,566			12,981
Other liabilities	5,001			3,926
Shareholders' equity	16,206			13,052
Total liabilities and shareholders' equity	$151,969			$135,311

Average interest-rate spread			3.36			3.27

Net interest income/ net interest margin		$3,608	3.61		$3,233	3.61

Taxable-equivalent adjustment		$87			$60

(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2009	2009	2009	2008	2008

Nonperforming assets (1)
Nonaccrual loans and leases
Commercial loans and leases	$1,610	$1,252	$1,028	$845	$722
Direct retail loans	187	144	120	89	76
Sales finance loans	7	6	7	7	6
Mortgage loans	666	595	481	375	298
Specialized lending	103	94	91	97	94
Total nonaccrual loans and leases	2,573	2,091	1,727	1,413	1,196
Foreclosed real estate	1,326	1,201	958	538	382
Other foreclosed property	53	48	65	79	60
Total nonperforming assets (excluding covered assets)	3,952	3,340	2,750	2,030	1,638
Covered foreclosed real estate	151	-	-	-	-
Total nonperforming assets	$4,103	$3,340	$2,750	$2,030	$1,638

Loans 90 days or more past due and still accruing (2)
Commercial loans and leases	$13	$4	$7	$86	$39
Direct retail loans	79	87	127	117	88
Sales finance loans	24	22	28	26	19
Revolving credit loans	23	24	25	23	17
Mortgage loans	172	179	180	165	123
Specialized lending	10	13	14	14	11
Other acquired loans	2	-	-	-	-
Total loans 90 days past due and still accruing (excluding covered
loans) (3)	$323	$329	$381	$431	$297

Loans 30-89 days past due (2)
Commercial loans and leases	$365	$422	$507	$594	$355
Direct retail loans	205	191	256	270	200
Sales finance loans	127	111	111	146	119
Revolving credit loans	32	29	32	34	29
Mortgage loans	664	681	706	690	582
Specialized lending	298	269	221	313	294
Other acquired loans	1	-	-	-	-

Total loans 30-89 days past due (excluding covered loans) (3)	$1,692	$1,703	$1,833	$2,047	$1,579

Allowance for credit losses
Beginning balance	$2,145	$1,895	$1,607	$1,393	$1,273
Other changes	70	-	-	-	(2)
Provision for credit losses	709	701	676	528	364
Charge-offs
Commercial loans and leases	(204)	(134)	(144)	(123)	(87)
Direct retail loans	(68)	(134)	(68)	(49)	(41)
Sales finance loans	(14)	(19)	(22)	(18)	(15)
Revolving credit loans	(32)	(33)	(30)	(23)	(20)
Mortgage loans	(77)	(78)	(49)	(45)	(33)
Specialized lending	(73)	(74)	(92)	(76)	(61)
Total charge-offs	(468)	(472)	(405)	(334)	(257)

Recoveries
Commercial loans and leases	5	4	3	7	3
Direct retail loans	4	4	4	3	3
Sales finance loans	3	2	2	1	2
Revolving credit loans	3	3	3	3	2
Mortgage loans	2	1	-	1	-
Specialized lending	5	7	5	5	5
Total recoveries	22	21	17	20	15
Net charge-offs	(446)	(451)	(388)	(314)	(242)
Ending balance	$2,478	$2,145	$1,895	$1,607	$1,393

Allowance for credit losses
Allowance for loan and lease losses	2,379	2,110	1,869	1,574	1,377
Reserve for unfunded lending commitments	99	35	26	33	16
Total	$2,478	$2,145	$1,895	$1,607	$1,393

(1)	Covered and other acquired loans are considered to be performing due to the application of the accretion method under SOP 03-3.
Covered loans that are contractually past due are noted in footnote 3 below.
(2)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
(3)	Excludes loans totaling $564 million (past due 30-89 days) and $945 million (past due 90 days or more) at September 30, 2009 that are covered by FDIC loss sharing agreement.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	Sept. 30		June 30		March 31		Dec. 31			Sept. 30
	2009		2009		2009		2008			2008

Asset Quality Ratios (including covered loans and foreclosed property)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)	2.11%		1.70%		1.83%		2.07%			1.63%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)	1.18		.33		.38		.44			.31
Nonperforming loans and leases as a
percentage of total loans and leases	2.40		2.08		1.72		1.43			1.24
Nonperforming assets as a percentage of:
Total assets	2.48		2.19		1.92		1.34			1.20
Loans and leases plus foreclosed property	3.78		3.29		2.72		2.04			1.69
Net charge-offs as a percentage of average loans and leases	1.71		1.81		1.58		1.29			1.00
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.29		2.19		1.94		1.62			1.45
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.35	X	1.17	X	1.19	X	1.26		X	1.43	X
Nonperforming loans and leases	.92		1.01		1.08		1.11			1.15

Asset Quality Ratios (excluding covered loans and foreclosed property)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)	1.71%		1.70%		1.83%		2.07%			1.63%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)	.33		.33		.38		.44			.31
Nonperforming loans and leases as a
percentage of total loans and leases	2.61		2.08		1.72		1.43			1.24
Nonperforming assets as a percentage of:
Total assets	2.52		2.19		1.92		1.34			1.20
Loans and leases plus foreclosed property	3.95		3.29		2.72		2.04			1.69
Net charge-offs as a percentage of average loans and leases	1.79		1.81		1.58		1.29			1.00
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.49		2.19		1.94		1.62			1.45

							As of/For the
							Nine Months Ended
							September 30,
							2009			2008

Allowance for credit losses
Beginning balance							$1,607			$1,015
Other changes							70			(2)
Provision for credit losses							2,086			917
Charge-offs
Commercial loans and leases							(482)			(153)
Direct retail loans							(270)			(107)
Sales finance loans							(55)			(41)
Revolving credit loans							(95)			(56)
Mortgage loans							(204)			(51)
Specialized lending							(239)			(175)
Total charge-offs							(1,345)			(583)

Recoveries
Commercial loans and leases							12			9
Direct retail loans							12			9
Sales finance loans							7			6
Revolving credit loans							9			8
Mortgage loans							3			-
Specialized lending							17			14
Total recoveries							60			46
Net charge-offs							(1,285)			(537)
Ending balance							$2,478			$1,393

Allowance for credit losses
Allowance for loan and lease losses							$2,379			$1,377
Reserve for unfunded lending commitments							99			16
Total							$2,478			$1,393

Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases							1.70%			.76%
Net charge-offs as a percentage of average loans and leases (excluding covered loans)							1.73			.76
Ratio of allowance for loan and lease losses to net charge-offs							1.39	X		1.92	X

(1) Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions, except average loan and average client size)

SUPPLEMENTAL COMMERCIAL REAL ESTATE LOAN PORTFOLIO INFORMATION (1)

RESIDENTIAL ACQUISITION, DEVELOPMENT, AND CONSTRUCTION LOANS (ADC)

			As of / For the Period Ended September 30, 2009
			Builder /	Land / Land	Condos /
			Construction	Development	Townhomes	Total ADC
Total loans outstanding			$1,898	$4,004	$433	$6,335

Average loan size (in thousands)			264	585	1,472	442
Average client size (in thousands)			627	1,072	2,764	915

Nonaccrual loans and leases as a percentage of category			13.78	11.33	11.55	12.08
Gross charge-offs as a percentage of category - YTD			4.70	5.87	2.28	5.23
Gross charge-offs as a percentage of category - QTD			5.73	7.13	1.44	6.35

	As of / For the Period Ended September 30, 2009
					Gross Charge-	Gross Charge-
					Offs as a	Offs as a
RESIDENTIAL ACQUISITION, DEVELOPMENT, AND			Nonaccrual	Nonaccrual as	Percentage of	Percentage of
CONSTRUCTION LOANS (ADC) BY STATE OF	Total	Percentage of	Loans and	a Percentage of	Outstandings -	Outstandings -
ORIGINATION	Outstandings	Total	Leases	Outstandings	YTD	QTD
North Carolina	$2,489	39.3%	$180	7.23%	1.80%	1.87%
Virginia	1,008	15.9	72	7.12	3.92	3.59
Georgia	867	13.7	193	22.34	12.69	14.60
South Carolina	595	9.4	87	14.63	5.19	11.68
Florida	556	8.8	128	23.08	11.33	11.47
Washington, D.C.	211	3.3	41	19.30	1.46	2.87
Tennessee	191	3.0	15	7.80	3.75	5.35
Kentucky	190	3.0	22	11.42	3.91	9.19
West Virginia	140	2.2	24	17.53	5.66	13.44
Maryland	88	1.4	3	3.19	.93	3.04
Total	$6,335	100.0%	$765	12.08%	5.23%	6.35%

OTHER COMMERCIAL REAL ESTATE LOANS (2)
			As of / For the Period Ended September 30, 2009
					Permanent
				Commercial	Income	Total Other
			Commercial	Land/	Producing	Commercial
			Construction	Development	Properties	Real Estate
Total loans outstanding			$1,168	$2,189	$9,120	$12,477

Average loan size (in thousands)			1,095	744	480	543
Average client size (in thousands)			1,578	894	723	788

Nonaccrual loans and leases as a percentage of category			.77	5.44	1.81	2.35
Gross charge-offs as a percentage of category - YTD			.14	1.37	.48	.61
Gross charge-offs as a percentage of category - QTD			.29	2.49	.69	1.00

	As of / For the Period Ended September 30, 2009
					Gross Charge-	Gross Charge-
					Offs as a	Offs as a
			Nonaccrual	Nonaccrual as	Percentage of	Percentage of
OTHER COMMERCIAL REAL ESTATE LOANS BY STATE OF	Total	Percentage of	Loans and	a Percentage of	Outstandings -	Outstandings -
ORIGINATION (2)	Outstandings	Total	Leases	Outstandings	YTD	QTD
North Carolina	$3,772	30.2%	$50	1.32%	.28%	.58%
Georgia	2,252	18.0	100	4.46	1.11	1.66
Virginia	1,847	14.8	27	1.45	.04	.10
South Carolina	990	7.9	21	2.09	.51	.89
Florida	947	7.6	61	6.42	2.23	2.70
Washington, D.C.	706	5.7	4.51		.44	1.28
Maryland	510	4.1	1.22		.06	.19
West Virginia	474	3.8	6	1.29	.19	.02
Kentucky	447	3.6	9	2.12	1.38	2.65
Tennessee	411	3.3	14	3.49	.78	1.57
Other	121	1.0	-	-	-	-
Total	$12,477	100.0%	$293	2.35%	.61%	1.00%

NOTES:	(1) Commercial real estate loans (CRE) are defined as loans to finance non-owner occupied real property where the primary repayment source is the sale or rental/lease of the real property. Definition is based on internal classification. Excludes covered loans and in process items.
(2) C&I loans secured by real property are excluded.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions, except average loan size)

SUPPLEMENTAL RESIDENTIAL MORTGAGE PORTFOLIO INFORMATION (1)

	As of / For the Period Ended September 30, 2009
			Construction/
RESIDENTIAL MORTGAGE LOANS	Prime	ALT-A	Permanent	Subprime (2)	Total

Total loans outstanding	$11,422	$2,791	$937	$597	$15,747

Average loan size (in thousands)	195	329	336	67	200
Average refreshed credit score (3)	717	713	720	578	711

Percentage that are first mortgages	99.7	99.7	99.0	82.8	99.0
Average loan to value at origination	75.9	67.2	75.0	74.9	74.2

Nonaccrual loans and leases as a percentage of category	2.89	7.68	8.15	9.83	4.31
Gross charge-offs as a percentage of category - YTD	1.06	2.73	4.16	4.08	1.72
Gross charge-offs as a percentage of category - QTD	1.05	3.43	7.03	4.55	2.00

	As of / For the Period Ended September 30, 2009
				Gross Charge-	Gross Charge-
				Offs as a	Offs as a
	Total Residential		Nonaccrual as	Percentage of	Percentage of
	Mortgages	Percentage of	a Percentage	Outstandings -	Outstandings -
RESIDENTIAL MORTGAGE LOANS BY STATE	Outstanding	Total	of Outstandings	YTD	QTD
North Carolina	$3,842	24.4%	2.27%	.59%	.80%
Virginia	3,096	19.7	2.76	1.35	1.64
Florida	2,383	15.1	10.62	5.41	6.05
Maryland	1,628	10.3	2.99	.70	.78
Georgia	1,489	9.5	5.44	2.06	2.36
South Carolina	1,459	9.3	4.70	1.30	1.74
West Virginia	337	2.1	1.41	.47	.17
Kentucky	350	2.2	1.11	.33	.30
Tennessee	247	1.6	3.00	.79	1.29
Washington, D.C.	183	1.2	2.04	.30	.52
Other	733	4.6	4.85	1.39	1.27
Total	$15,747	100.0%	4.31%	1.72%	2.00%

SUPPLEMENTAL DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE PORTFOLIO INFORMATION (4)

		As of / For the Period Ended September 30, 2009

		Residential	Home Equity	Home Equity
DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE LOANS & LINES		Lot/Land Loans	Loans	Lines	Total

Total loans outstanding		$1,814	$6,090	$5,639	$13,543

Average loan size (in thousands) (5)		67	43	36	42
Average refreshed credit score (6)		722	720	760	743

Percentage that are first mortgages		99.8	72.7	26.0	56.9
Average loan to value at origination		80.9	64.5	65.3	66.2

Nonaccrual loans and leases as a percentage of category		5.27	1.04	.43	1.35
Gross charge-offs as a percentage of category - YTD		7.35	1.33	1.45	2.25
Gross charge-offs as a percentage of category - QTD		2.52	1.48	1.51	1.63

	As of / For the Period Ended September 30, 2009
	Total Direct
	Retail 1-4 Family			Gross Charge-	Gross Charge-
	and Lot/Land			Offs as a	Offs as a
	Real Estate		Nonaccrual as	Percentage of	Percentage of
DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE	Loans and Lines	Percentage of	a Percentage	Outstandings -	Outstandings -
LOANS AND LINES BY STATE OF ORIGINATION	Outstanding	Total	of Outstandings	YTD	QTD
North Carolina	$4,667	34.4%	1.46%	1.95%	1.19%
Virginia	3,055	22.5	.63	1.46	1.29
South Carolina	1,310	9.7	2.09	2.38	1.24
Georgia	1,104	8.2	2.06	3.72	2.78
Maryland	835	6.2	.57	1.58	1.37
West Virginia	825	6.1	.97	.94	.37
Florida	674	5.0	2.48	7.68	7.73
Kentucky	578	4.3	1.01	.54	.27
Tennessee	390	2.9	2.12	4.52	2.27
Washington, D.C.	85.6		1.71	3.30	2.52
Other	20.1		1.25	.44	(.71)
Total	$13,543	100.0%	1.35%	2.25%	1.63%

NOTES:	(1) Excludes mortgage loans held for sale, covered loans, mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase and in process items.
(2) Includes $371 million in loans originated by Lendmark Financial Services, which are disclosed as a part of the specialized lending category.
(3) Weighted based on outstanding balance.
(4) Direct retail 1-4 family and lot/land real estate loans are originated through the BB&T branching network. Excludes covered loans and in process items.
(5) Home equity lines without an outstanding balance are excluded from this calculation.
(6) Based on number of accounts.

BB&T Corporation Capital Information - Five Quarter Trend (Dollars in millions, except per share data)

	As of / Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2009	2009	2009	2008	2008

Selected Capital Information (1)
Risk-based capital
Tier 1	$12,851	$12,132	$13,494	$13,446	$10,008
Total	18,038	17,361	19,048	19,109	15,318
Risk-weighted assets (2)	115,662	114,173	111,620	109,757	106,097
Average quarterly tangible assets	150,992	143,011	144,281	136,325	131,469
Risk-based capital ratios
Tier 1	11.1%	10.6%	12.1%	12.3%	9.4%
Total	15.6	15.2	17.1	17.4	14.4
Leverage capital ratio	8.5	8.5	9.4	9.9	7.6
Equity as a percentage of total assets	9.8	9.7	11.3	10.6	9.5
Book value per common share	$23.41	$22.76	$23.29	$23.16	$23.42

Selected Non-GAAP Capital Information (3)
Tangible common equity as a percentage of tangible assets	6.1%	6.5%	5.6%	5.3%	5.8%
Tier 1 common equity as a percentage of risk-weighted assets	8.4	8.4	7.0	7.1	7.2

Tangible book value per common share	$14.10	$14.74	$13.93	$13.87	$13.81

Calculations of Tier 1 common equity and tangible assets and related measures:

Tier 1 equity	$12,851	$12,132	$13,494	$13,446	$10,008
Less:
Preferred stock	-	-	3,085	3,082	-
Qualifying restricted core capital elements	3,157	2,578	2,601	2,607	2,383
Tier 1 common equity	9,694	9,554	7,808	7,757	7,625

Total assets	$165,328	$152,398	$143,425	$152,015	$137,041
Less:
Intangible assets, net of deferred taxes (4)	6,695	5,851	5,868	5,873	5,847
Plus:
Pre-tax regulatory adjustments for accumulated OCI	712	1,315	1,165	1,220	741
Tangible assets	159,345	147,862	138,722	147,362	131,935

Total risk-weighted assets (2)	115,662	114,173	111,620	109,757	106,097

Tangible common equity as a percentage of tangible assets	6.1%	6.5%	5.6%	5.3%	5.8%
Tier 1 common equity as a percentage of risk-weighted assets	8.4	8.4	7.0	7.1	7.2

Tier 1 common equity	$9,694	$9,554	$7,808	$7,757	$7,625

Outstanding shares at end of period	687,446	648,068	560,563	559,248	552,259

Tangible book value per common share	$14.10	$14.74	$13.93	$13.87	$13.81

(1)	Current quarter regulatory capital information is preliminary.
(2)	Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
(3)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.
(4)	Prior to December 2008, BB&T had a net deferred tax liability.

BB&T Corporation Selected Growth Rates Adjusted for Purchase Acquisitions and Selected Items

	Percentage Increase (Decrease)
	QTD	Link QTD		YTD
PERCENTAGE CHANGES IN SELECTED BALANCE SHEET ITEMS (1)	3Q09 vs. 3Q08	3Q09 vs. 2Q09		2009 vs. 2008

Average Balances

Commercial loans and leases (2)	4.5%	(2.9	) %	8.1%
Direct retail loans	(7.0)	(7.5)		(4.9)
Sales finance loans	0.3	1.3		2.2
Revolving credit loans	11.5	17.8		10.9
Mortgage loans	(10.2)	(12.2)		(7.4)
Specialized lending	11.8	31.6		9.0
Other acquired loans	-	-		-
Total loans and leases held for investment (excluding covered loans) (2)	0.3	(2.0)		2.8
Covered loans	-	-		-
Total loans and leases held for investment (2)	0.3	(1.8)		2.6
Loans held for sale	69.0	(65.5)		70.9

Total loans and leases (2)	1.6	(4.2)		3.9

Noninterest-bearing deposits	17.8	12.4		13.5
Interest checking	14.2	7.3		8.2
Other client deposits	14.4	23.0		15.8
Client certificates of deposit	(5.6)	(16.0)		(2.9)
Total client deposits	7.6	7.4		8.1
Other interest-bearing deposits	10.5	110.2		(0.1)

Total deposits	7.9	15.3		7.4

	Percentage Increase (Decrease)
	QTD	Link QTD		YTD
PERCENTAGE CHANGES IN SELECTED INCOME STATEMENT ITEMS (1)(3)	3Q09 vs. 3Q08	3Q09 vs. 2Q09		2009 vs. 2008

Net interest income - taxable equivalent	5.2%	6.6%		6.9%

Noninterest income
Insurance income	(2.7)	(39.4)		(0.4)
Service charges on deposits	(2.6)	8.6		(1.3)
Investment banking and brokerage fees	4.7	(21.1)		1.5
Mortgage banking income	103.1	(81.3)		158.7
Checkcard fees	7.0	-		6.0
Other nondeposit fees and commissions	22.0	43.3		17.1
Trust and investment advisory revenues	(2.7)	36.1		(12.2)
Bankcard fees and merchant discounts	10.8	20.3		1.8
Income from Bank-Owned Life Insurance	-	(15.9)		16.1
Other income	116.7	(177.3)		50.0

Total noninterest income	11.1	(29.8)		13.9

Noninterest expense

Personnel expense	8.1	(3.0)		5.7
Occupancy and equipment expense	1.9	9.9		2.1
Other noninterest expense	33.3	58.7		22.2

Total noninterest expense	15.5	20.0		10.4

(1)	Adjusted to exclude estimated growth that resulted from the timing of acquisitions during 2009 and 2008.
(2)	Adjusted for the sale of leveraged lease investments.
(3)	Excludes securities gains or losses, merger-related and restructuring charges, the net impact of valuation adjustments for mortgage servicing rights, gains or losses on mortgage servicing rights-related derivatives and other selected items as noted on page 20 of this supplement.
NM - not meaningful.

BB&T Corporation Selected Items & Additional Information (Dollars in millions, except per share data)

		Favorable (Unfavorable)
Selected Items		Pre-Tax	After-Tax
Third Quarter 2009
Contingency reserve	Other noninterest expense	$(25)	$(15)
Leveraged lease tax adjustment	Provision for income tax	12	12

Second Quarter 2009
Accelerated amortization on preferred stock	Dividends and accretion on preferred stock	(47)	(47)
FDIC special assessment	Regulatory charges	(71)	(44)
Gain from extinguishment of debt	Other noninterest expense	36	22

First Quarter 2009
Other-than-temporary impairment charges	Securities gains (losses), net	(36)	(22)
Severance expense	Merger-related and restructuring charges, net	(11)	(7)

Fourth Quarter 2008
Leveraged lease settlement	Net interest income	(67)	(43)
Leveraged lease settlement	Provision for income tax	60	60
Other-than-temporary impairment charges	Securities gains (losses), net	(63)	(39)

Third Quarter 2008
Other-than-temporary impairment charges	Securities gains (losses), net	(41)	(26)

Year-to-Date 2009 (1)
Accelerated amortization on preferred stock	Dividends and accretion on preferred stock	(47)	(47)
Contingency reserve	Other noninterest expense	(25)	(15)
FDIC special assessment	Regulatory charges	(68)	(42)
Gain from extinguishment of debt	Other noninterest expense	41	25
Leveraged lease tax adjustment	Provision for income tax	12	12
Other-than-temporary impairment charges	Securities gains (losses), net	(40)	(24)
Severance expense	Merger-related and restructuring charges, net	(11)	(7)

Year-to-Date 2008 (1)
Gain from extinguishment of debt	Other noninterest expense	37	22
Gain from sale of Visa IPO and sale of stock	Other noninterest income	80	51
Implementation of fair value accounting standards	Other noninterest income	(6)	(4)
Implementation of fair value accounting standards	Mortgage banking income	23	14
Other-than-temporary impairment charges	Securities gains (losses), net	(41)	(24)
Reversal of Accrual for Visa settlement	Other noninterest expense	14	9
Valuation charge for bank-owned life insurance	Other noninterest income	(15)	(15)
(1) Includes amounts from quarters that were deemed immaterial for separate disclosure.

	As of / Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2009	2009	2009	2008	2008

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation
MSRs fair value (decrease) increase	$(59)	$137	$(46)	$(247)	$(41)
MSRs hedge gains (losses)	72	(114)	74	273	65
Net	$13	$23	$28	$26	$24

Residential mortgage loan originations	$6,899	$8,543	$7,414	$3,581	$3,743

Residential mortgage servicing portfolio
Loans serviced for others	52,188	47,037	42,923	41,250	39,292
Bank-owned loans serviced	18,782	19,504	19,990	18,434	18,411
Total servicing portfolio	70,970	66,541	62,913	59,684	57,703

Weighted-average coupon rate	5.62%	5.74%	5.92%	6.03%	6.01%
Weighted-average servicing fee	.374	.378	.376	.370	.366

Selected Miscellaneous Information
Derivatives notional amount	$69,624	$84,649	$75,581	$74,177	$67,287
Fair value of derivatives	382	355	486	626	219
Unrealized depreciation on securities
available for sale, net of tax	(26)	(384)	(289)	(324)	(398)
Common stock prices
High	29.81	28.67	27.72	40.00	45.31
Low	19.83	16.27	12.90	21.47	18.71
End of period	27.24	21.98	16.92	27.46	37.80

Banking offices	1,859	1,505	1,504	1,511	1,501
ATMs	2,576	2,194	2,193	2,195	2,178
FTEs	32,821	28,763	29,496	29,633	29,818

BB&T Corporation Colonial Update (Dollars in millions)

Balance Sheet actions post acquisition:

• Securities:
•	Sold $2.4 billion of securities acquired.
•	Retained $1.2 billion of non-agency mortgage backed and municipal securities.
-- Non-agency mortgage backed and muncipal securities are covered by loss share agreement.

• Deposits and Long-Term Debt:
•	Paid off $1.6 billion of higher-cost brokered deposits.
•	$815 million of mortgage warehouse business-related escrows were paid down.
•	Prepaid $2.8 billion of Colonial's FHLB advances.
•	Used $4.1 billion proceeds from FDIC to reduce BB&T's borrowings.
•	Client deposit balances are stable.

• Goodwill and Other Intangibles:
•	Acquisition resulted in approximately $690 million of goodwill and $176 million of core deposit intangible.

Integration Update:

• Merger Charges and Cost Savings (Pretax):
•	Reducing estimate of merger-related charges to $205 million from $245 million.
•	Confirming annual cost savings of $170 million; expect to achieve full run rate by 4Q10.

• Systems Conversions and Other Integration Issues:
•	Leadership team in place in new Florida, Alabama and Texas regions.
•	Implemented BB&T's credit review process for all new loan originations.
•	Converted payroll, securities, fixed assets.
•	Remaining systems to be converted by 2Q10.
•	Evaluated mortgage-warehouse business and will continue to operate in our footprint.
•	Evaluated association services business and will continue and expand in our footprint.
•	Will have available deposit and loan servicing in all branches for all BB&T/Colonial clients by 4Q09.
•	Reached agreement to sell 22 branches in Nevada in 1Q10. No material earnings impact expected.
-- Loans will stay with BB&T and remain covered by loss share.

BB&T Corporation NON-GAAP Reconciliation Table - Five Quarter Trend (Dollars in millions, except per share data)

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
NON-GAAP Reconciliation Table	2009	2009	2009	2008	2008

Efficiency ratio - GAAP	59.8%	54.7%	48.5%	53.4%	52.9%
Effect of securities gains (losses), net	.8	.5	3.3	1.0	.4
Effect of merger-related and restructuring charges, net	(.8)	-	(.6)	(.2)	(.3)
Effect of contingency reserve	(1.1)	-	-	-	-
Effect of FDIC special assessment	-	(3.3)	-	-	-
Effect of gain on extinguishment of debt	-	1.7	.5	-	-
Effect of leveraged lease settlement	-	-	-	(1.8)	-
Effect of foreclosed property expense	(5.4)	(2.7)	(1.8)	(1.4)	(1.3)
Effect of amortization of intangibles	(1.3)	(1.1)	(1.2)	(1.2)	(1.3)
Efficiency ratio - reported	52.0	49.8	48.7	49.8	50.4
Fee income ratio - GAAP	42.6%	46.0%	46.7%	42.6%	41.7%
Effect of securities gains (losses), net	(.8)	(.5)	(3.8)	(1.3)	(.3)
Effect of leveraged lease settlement	-	-	-	(1.4)	-
Fee income ratio - reported	41.8	45.5	42.9	39.9	41.4

				Year-to-Date
				September 30,
NON-GAAP Reconciliation Table				2009	2008

Efficiency ratio - GAAP				54.3%	51.6%
Effect of securities gains (losses), net				1.6	.6
Effect of merger-related and restructuring charges, net				(.5)	(.2)
Effect of contingency reserve				(.4)	-
Effect of FDIC special assessment				(1.0)	-
Effect of gain on extinguishment of debt				.7	.7
Effect of bank-owned life insurance valuation				-	(.2)
Effect of Visa ownership gains				-	1.0
Effect of fair value accounting implementation				-	.1
Effect of foreclosed property expense				(3.3)	(1.0)
Effect of amortization of intangibles				(1.2)	(1.3)
Efficiency ratio - reported				50.2	51.3
Fee income ratio - GAAP				45.1%	42.5%
Effect of securities gains (losses), net				(1.7)	(.7)
Effect of bank-owned life insurance valuation				-	.2
Effect of Visa ownership gains				-	(.9)
Effect of fair value accounting implementation				-	(.2)
Fee income ratio - reported				43.4	40.9